As filed with the Securities and Exchange Commission on October 25, 2000

                                                      Registration No. 333-92693

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ----------
                         POST-EFFECTIVE AMENDMENT NO. 1
                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                    ---------

                               FACTUAL DATA CORP.
             (Exact name of registrant as specified in its charter)

           Colorado                                         75-1236955
-------------------------------                         -------------------
(State or other jurisdiction of                          (I.R.S. Employer
 incorporation or organization)                         Identification No.)

                              5200 Hahns Peak Drive
                            Loveland, Colorado 80538
                                 (970) 663-5700
                   (Address, including zip code, and telephone
                         number, including area code, of
                    registrant's principal executive offices)

                                   ----------

                        1999 EMPLOYEE STOCK PURCHASE PLAN
                  1999 EMPLOYEE FORMULA AWARD STOCK OPTION PLAN
                            (Full title of the plan)
                                   ----------

                          Copies of communications to:

                              Samuel E. Wing, Esq.
                              Jones & Keller, P.C.
                            1625 Broadway, Suite 1600
                             Denver, Colorado 80202
                                 (303) 573-1600
                (Name, address, including zip code, and telephone
               number, including area code, of agent for service)
                                   ----------

                         CALCULATION OF REGISTRATION FEE
================================================================================

     Title of each class of             Amount to        Proposed maximum         Proposed maximum           Amount of
   securities to be registered        be registered       offering price              aggregate          registration  fee
                                                             per share             offering price

Common Stock                             175,000               $7.13                 $1,247,750             $329.41(1)

Common Stock                             300,000               $8.13                 $2,439,000             $643.90(2)

--------------------------------------------------------------------------------


(1) Previously paid.
(2) Calculated in accordance with Rule 457(c) under the Securities Act of 1933, as amended.

         Pursuant to the undertakings included in Item 9(a) of this Registration Statement on Form S-8 as filed with the Securities and Exchange Commission on December 14, 1999 (#333-92693) which is incorporated herein by reference, and as required by General Instruction E of Form S-8, Factual Data Corp. hereby registers an additional 300,000 shares of its Common Stock issuable pursuant to its 1999 Employee Formula Award Stock Option Plan.

Item 8.  Exhibits.
-----------------

         The following documents are filed as a part of this registration statement.

Exhibit
Number   Description
-------  ------------

4.1  Factual Data Corp. 1999 Employee Stock Purchase Plan.1

4.2  Factual Data Corp. 1999 Employee Formula Award Stock Option Plan.1

5    Opinion of Jones & Keller, P.C. regarding legality of securities.1

5.1  Opinion  of  Jones  &  Keller,   P.C.   regarding  legality  of  additional
     securities.2

23.1 Consent of Ehrhardt Keefe Steiner & Hottman PC.1

23.2 Consent of Jones & Keller, P.C. (included in their opinion filed as Exhibit 5.1).

24   Power of Attorney (see signature page of this Registration Statement).1

--------------------

1  Previously filed.
2  Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Loveland, State of Colorado, on September 11, 2000.

                                                     FACTUAL DATA CORP.


                                                 By: /s/Jerald H. Donnan
                                                     ---------------------------
                                                     Jerald H. Donnan, President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                        Title                       Date
----------------------           ------------------          -------------------

By:/s/Jerald H. Donnan           Chairman of the Board       October 19, 2000
   -------------------           of Directors, President
   Jerald H. Donnan              and Chief Executive Officer
                                 (Principal Executive Officer)

By:/s/Todd A. Neiberger          Chief Financial Officer     October 19, 2000
   --------------------          and a Director (Principal
   Todd A. Neiberger             Financial and Accounting
                                 Officer)

By:/s/Jerald H. Donnan           Vice President and a        October 19, 2000
   -------------------           Director
   Power of Attorney for
   James N. Donnan

By:/s/Jerald H. Donnan           Director                    October 19, 2000
   -------------------
   Power of Attorney for
   Robert J. Terry

By:/s/Jerald H. Donnan           Director                    October 19, 2000
   -------------------
   Power of Attorney for
   Abdul H. Rajput

By:/s/Jerald H. Donnan           Director                    October 19, 2000
   -------------------
   Power of Attorney
   for Daniel G. Helle

                                  EXHIBIT INDEX

Exhibit
Number   Description
------   -----------

5.1  Opinion  of  Jones  &  Keller,   P.C.   regarding  legality  of  additional
     securities.

23.2 Consent of Jones & Keller, P.C. (included in their opinion filed as Exhibit 5.1).